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                                                                      EXHIBIT 11



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to all references to our firm included in this Form N-1A registration statement for Bremer Investment Funds, Inc.



                                                          ARTHUR ANDERSEN LLP



Milwaukee, Wisconsin,
January 14, 1999.